Supplement Dated April 24, 2006 to Prospectus Dated June 1, 2005

of AETOS CAPITAL MULTI-STRATEGY ARBITRAGE FUND, LLC

AETOS CAPITAL DISTRESSED INVESTMENT STRATEGIES FUND, LLC

AETOS CAPITAL LONG/SHORT STRATEGIES FUND, LLC

AETOS CAPITAL MARKET NEUTRAL STRATEGIES FUND, LLC

AETOS CAPITAL OPPORTUNITIES FUND, LLC

(collectively, the “Funds”)

Effective April 24, 2006, Jeffery J. Mora has resigned from Aetos Alternatives Management, LLC and will no longer be one of the Funds’ portfolio managers.

In addition, the applicable sections of the “Total Offerings” table on the front cover of the Funds’ Prospectus are deleted and replaced by the following:

	Aetos Capital Multi-Strategy Arbitrage Fund	Aetos Capital Opportunities Fund
Amount	$720,000,000	$207,360,000
Sales Load	N/A	N/A
Proceeds to the Fund(1)	$720,000,000	$207,360,000

	Aetos Capital Long/Short Strategies Fund
Amount	$1,090,000,000
Sales Load	N/A
Proceeds to the Fund (1)	$1,090,000,000

(1)	Assumes all Interests currently registered are sold in the continuous offering.

Please retain this supplement for future reference.